                                                    Washington Federal, Inc.
                                                           Fact Sheet
                                                       December 31, 2004
                                                       ($ in Thousands)

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

                                               6/04 QTR                    9/04 QTR                   12/04 QTR
                                               --------                    --------                   ---------
Loan Loss Reserve - Total                    $   25,194                  $   25,140                  $   25,008
                  - General                      24,491                      24,374                      24,268
                  - Specific                        703                         766                         740
Net Charge-offs (Recoveries) for the Qtr             38                          54                         132
Nonperforming Assets - Total                     14,441                      14,946                      12,896
                     - REO                        4,282                       3,817                       2,094
                     - Nonaccrual                10,159                      11,129                      10,802
Troubled Debt Restructuring                       1,450                         803                         763

Capital Ratios - Tangible                     1,009,374        14.05%     1,036,851         14.65%    1,058,930         14.20%
               - Core                         1,009,374        14.05      1,036,851         14.65     1,058,930         14.20
               - Risk Based                   1,027,225        26.46      1,054,160         26.85     1,073,724         26.49

                                               6/04 QTR     6/04 YTD       9/04 QTR      9/04 YTD     12/04 QTR
                                               --------     --------       --------      --------     ---------
Loan Originations - Total                    $  603,460   $1,516,284     $  554,700    $2,070,984    $  563,971
                  - Construction                163,292      405,941        165,888       571,829       176,615
                  - Land                         62,568      182,970         70,167       253,137        72,727
                  - Permanent                   348,506      855,413        304,346     1,159,759       294,735
                  - Refinances                   29,094       71,960         14,299        86,259        19,894

                                               6/04 QTR     6/04 YTD       9/04 QTR      9/04 YTD     12/04 QTR
                                               --------     --------       --------      --------      --------
Loan Servicing Fee Income                    $    2,066   $    4,862     $    1,384    $    6,246    $    1,572
Other Fee Income                                    247          704            358         1,062           231
                                               --------     --------       --------      --------      --------
     Total Fee Income                        $    2,313   $    5,566     $    1,803    $    7,308    $    1,803
                                               ========     ========       ========      ========      ========

                                               6/04 QTR     6/04 YTD       9/04 QTR      9/04 YTD     12/04 QTR
                                               --------     --------       --------      --------      --------
Average Loans                                $4,926,018   $4,876,596     $5,018,103    $4,912,166    $5,203,795
Average Earning Assets                        7,082,071    7,191,523      7,078,265     7,163,054     7,146,047
Average Assets                                7,355,213    7,463,268      7,283,121     7,421,597     7,386,270
Operating Expenses/Average Assets                  0.60%        0.60%          0.69%         0.62%         0.65%
Efficiency Ratio                                  17.07        17.92          20.56         18.57         17.62
Amortization of Intangibles                  $      343   $    1,066     $      331    $    1,397    $      318

Repayments                                     6/04 QTR     6/04 YTD       9/04 QTR      9/04 YTD     12/04 QTR
----------                                     --------     --------       --------      --------      --------
     Loans                                   $  498,569   $1,287,923     $  394,494    $1,682,417    $  400,142
     MBS                                         78,882      218,805         53,896       272,701        55,390

EOP Numbers                                    6/04 QTR                    9/04 QTR                   12/04 QTR
-----------                                    --------                    --------                   ---------
Shares Issued and Outstanding                78,443,825                  78,679,597                  78,742,824

Share repurchase information                   6/04 QTR     6/04 YTD       9/04 QTR      9/04 YTD     12/04 QTR
----------------------------                   --------     --------       --------      --------      --------
Remaining shares auth. for repurchase         3,009,103    3,009,103      3,009,103     3,009,103     3,009,103
Shares repurchased                               85,000       85,000            ---        85,000           ---
Average share repurchase price               $    22.81   $    22.81     $      ---    $    22.81    $      ---
                                                              -1-
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Tangible Book Value                            6/04 QTR                    9/04 QTR                   12/04 QTR
-------------------                            --------                    --------                    --------
     $ Amount                                $1,037,463                  $1,061,249                  $1,077,486
     Per Share                                    13.23                       13.49                       13.68
# of Employees                                      757                         754                         749
Tax Rate - Going Forward                          35.25%                      35.25%                      35.50%

                                                6/04 QTR                    9/04 QTR                   12/04 QTR
                                             ----------------            ----------------            ----------------
Loan Portfolio by Category                     AMOUNT      %               AMOUNT      %               AMOUNT      %
--------------------------                     ------      -               ------      -               ------      -
     Single-Family Residential               $3,878,029  71.8%           $3,982,632  71.2%           $4,145,727  70.7%
     Multi-Family                               470,832   8.7               467,354   8.4               475,057   8.1
     Construction                               784,078  14.5               845,259  15.1               908,528  15.5
     Land                                       272,249   5.0               297,351   5.3               331,281   5.7
                                             ----------  ----            ----------  ----            ----------  ----
 Gross Loans (before ALL, Deferrals and LIP) $5,405,188   100%           $5,592,596   100%           $5,860,593   100%
                                             ==========  ====            ==========  ====            ==========  ====

                                                      6/04 QTR                   9/04 QTR                   12/04 QTR
                                             -----------------------     -----------------------     -----------------------
Deposits by State                              AMOUNT      %      #        AMOUNT      %      #         AMOUNT      %      #
-----------------                              ------      -      -        ------      -      -         ------      -      -
     WA                                      $2,207,650  48.3%    43     $2,210,427  47.9%    43     $2,231,460  47.8%    43
     ID                                         481,019  10.5     16        487,963  10.6     16        492,592  10.6     16
     OR                                         796,426  17.4     25        805,667  17.5     26        813,237  17.4     26
     UT                                         279,912   6.1     11        282,612   6.1     10        279,902   6.0     10
     NV                                          61,929   1.4      2         63,790   1.4      2         65,199   1.4      2
     TX                                          21,090   0.5      2         30,967   0.7      2         35,805   0.8      2
     AZ                                         724,473  15.8     20        728,933  15.8     20        746,136  16.0     20
                                             ----------  ----    ---     ----------  ----    ---     ----------  ----    ---
     Total                                   $4,572,499   100%   119     $4,610,359   100%   119     $4,664,331   100%   119
                                             ==========  ====    ===     ==========  ====    ===     ==========  ====    ===

                                                   6/04 QTR                    9/04 QTR                   12/04 QTR
                                             ----------------            ----------------            ----------------
Deposits by Type                               AMOUNT      %               AMOUNT      %               AMOUNT      %
----------------                               ------      -               ------      -               ------      -
Checking (noninterest)                       $   15,712   0.3%           $   13,351   0.3%           $   13,207   0.3%
NOW (interest)                                  183,816   4.0               182,805   4.0               181,962   3.9
Savings (passbook/stmt)                         226,121   4.9               224,989   4.9               219,151   4.7
Money Market                                    947,979  20.7               929,952  20.2               946,535  20.3
CD's                                          3,198,871  70.1             3,259,262  70.6             3,303,476  70.8
                                             ----------  ----            ----------  ----            ----------  ----
Total                                        $4,572,499   100%           $4,610,359   100%           $4,664,331   100%
                                             ==========  ====            ==========  ====            ==========  ====

Deposits greater than $100,000 - EOP         $1,154,100                  $1,199,447                  $1,211,460

Brokered Deposits                            $      ---                  $      ---                  $      ---


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